Supplement dated August 12, 2009
to the

Brazos Mutual Funds
Prospectus dated March 30, 2009

Effective immediately, Mr. Dan Neuger and Mr. Alessandro “Alex” Piccolo serve as Co-Portfolio Managers of the Brazos Growth Portfolio.

Accordingly, the disclosure in the section of the Prospectus entitled “Management – Portfolio Managers” on page 33 is amended to add the following:

Portfolio Managers

The Adviser, Brazos Capital Management, L.P. (“BCM”) uses a portfolio manager/research analyst model in a team approach where the responsibilities of team members vary by types of securities and sectors.  The Adviser believes that this management model provides stability for the Portfolios.  Biographical information for each portfolio manager is as follows:

Michael S. Allocco, CMT
Portfolio Manager of Brazos Mid Cap Portfolio since 2005.
Education:  B.A. University of South Florida, M.B.A. University of Chicago
Industry Experience:  15 years
Years with Adviser: 6 years
Previous Investment Experience:  2003-Present, BCM – Portfolio Manager; 2000-2003, HLM Management Company – Sr. Technology Analyst and Portfolio Manager; 1997-2000, Dain Rauscher Wessels – Principal, Institutional Equity Sales

Jamie Cuellar, CFA
Portfolio Manager of Brazos Micro Cap Portfolio since 2004, and Brazos Small Cap Portfolio since 2005.
Education: B.B.A. University of San Diego, M.B.A. Cox School of Business, Southern Methodist University
Industry Experience:  15 years
Years with Adviser: 9 years
Previous Investment Experience:  2002-Present, BCM – Portfolio Manager; 2000-2001, BCM - Portfolio Analyst; 1996-2000, Lee Financial Corporation – Investment Analyst; 1994-1996 Fidelity Investments – Mutual Fund Service Group

Dan Neuger, (CFA Level II Candidate)
Portfolio Manager of Brazos Growth Portfolio since July 2009.
Education: B.A. St. Olaf College, M.B.A. Carlson School of Management, University of Minnesota
Industry Experience: 7 years
Previous Investment Experience:  August 2009-Present, BCM – Portfolio Manager; 2002-Present, AIG Investments – Portfolio Manager and Managing Director

Alex Piccolo, CFA
Portfolio Manager of Brazos Growth Portfolio since July 2009.
Education: B.S. Binghamton University, M.B.A. Fordham University
Industry Experience: 11 years
Previous Investment Experience:  August 2009-Present, BCM – Portfolio Manager;1998-Present, AIG Investments – Portfolio Manager and Vice President

Each portfolio manager serves as primary backup to the other portfolio managers.  Information relating to the portfolio managers’ compensation, other accounts managed, and ownership of Portfolio shares, may be found in the SAI.

Please retain this supplement with your Prospectus.

Supplement dated August 12, 2009
to the

Brazos Mutual Funds
Statement of Additional Information (“SAI”) dated March 30, 2009

Effective immediately, Mr. Dan Neuger and Mr. Alex Piccolo serve as Co-Portfolio Managers of the Brazos Growth Portfolio.

Accordingly, the disclosure in the section of the SAI entitled “Portfolio Managers” on page 34 is deleted and replaced with the following:

PORTFOLIO MANAGERS

Michael S. Allocco, Jamie Cuellar, Dan Neuger and Alex Piccolo are Portfolio Managers with responsibility for the day-to-day management of the Portfolios.  The following table shows the number of other accounts managed by Mr. Allocco, Mr. Cuellar, Mr. Neuger and Mr. Piccolo and the total assets in the accounts managed within various categories as of November 30, 2008 for Mr. Allocco and Mr. Cuellar, and as of August 1, 2009 for Mr. Neuger and Mr. Piccolo.

	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Michael S. Allocco
Registered Investment Companies	1	$94,978,384	0	$0
Other Pooled Investment Vehicles	1	$7,596,681	0	$0
Other Accounts	1	$1,475,796	0	$0

Jamie Cuellar
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$19,007,194	0	$0
Other Accounts	1	$37,561,069	0	$0

Dan Neuger*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$183,215,000	0	$0
Other Accounts	2	$325,000,000	0	$0

Alex Piccolo*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$245,915,000	0	$0
Other Accounts	2	$325,000,000	0	$0

*  Messrs. Neuger and Piccolo manage the Other Pooled Investment Vehicles and Other Accounts reflected in the table above as portfolio managers for AIG Global Investment Corp., the parent company of the Funds’ investment adviser, Brazos Capital Management, L.P. (“Adviser”).

Material Conflicts Of Interest  The Adviser is required to act solely in the best interests of clients and to make full and fair disclosure of all materials facts, especially where its interests may conflict with the clients.  Employees of the Adviser are required to ensure that all clients are treated fairly and to avoid the appearance of a conflict of interest.  In that regard, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  The Adviser also monitors a variety of areas, including compliance with the Adviser’s Code of Ethics.  Furthermore, the Adviser’s management periodically reviews the performance of a Portfolio Manager.  Although the Adviser does not track the time a Portfolio Manager spends on a single Portfolio, the Adviser does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts.

Compensation  The Portfolio Managers receive a fixed base salary and are entitled to participate in performance-based bonus plans, 401(k) plans commensurate with other employees of the firm, and a traditional pension plan.  Each Portfolio Manager participates in certain incentive-based bonus plans designed to reward portfolio performance, stock selection and portfolio management activities not rewarded elsewhere.  To determine Mr. Cuellar’s performance-based bonus, if any, his performance is compared against the Russell 2000® Growth Index (1 & 3 Year).  Mr. Allocca’s performance, is compared against the Russell Midcap® Growth Index (1 & 3 Year), Russell 3000® Growth Index (1 & 3 Year), and S & P 500 Index (1 & 3 Year).  To determine Mr. Neuger’s performance-based bonus, if any, his performance is compared against the S&P 500® Index (1 and 3 Year).  Mr. Piccolo’s performance, on the other hand, is compared against the MCSI World (DTR Net) Index and S&P 500® Index (1 & 3 Year).

Securities Owned in the Portfolios by Portfolio Managers

The Portfolio Managers owned the following securities in the Portfolios as of November 30, 2008 (for Mr. Allocco and Mr. Cuellar), and as of August 1, 2009 (for Mr. Neuger and Mr. Piccolo):

	Dollar Range of Equity Securities in the Micro Cap Portfolio	Dollar Range of Equity Securities in the Small Cap Portfolio	Dollar Range of Equity Securities in the Mid Cap Portfolio	Dollar Range of Equity Securities in the Growth Portfolio
Name of Portfolio Manager
Michael Allocco	None	None	$50,001 - $100,000	None
Jamie Cuellar	$50,001 - $100,000	$50,001 - $100,000	None	None
Dan Neuger	None	None	None	None
Alex Piccolo	None	None	None	None

Please retain this supplement with your SAI.